Exhibit 10.17

                                     BY-LAWS

                                       OF

              LELY RESORT MASTER PROPERTY OWNERS ASSOCIATION, INC.


                                    ARTICLE I
                                     GENERAL

Section 1.NAME: The name of the corporation shall be LELY RESORT MASTER PROPERTY OWNERS ASSOCIATION, INC.

Section 2.PRINCIPAL OFFICE: The principal office shall be 8825 Tamiami Trail East, Naples, Florida 33962.

                                   ARTICLE II
                                    DIRECTORS

         Section 1. NUMBER AND TERM: The number of Directors which shall constitute the whole Board shall be three (3). Directors need not be Members. All Directors shall be elected to serve for a term of one (1) year or until their successors shall be elected and shall qualify. .

         Section 2. VACANCY AND REPLACEMENT: If the office of any Director or Directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or other wise, a majority of the remaining Directors not less than a quorum at a special meeting of Directors duly called for this purpose shall choose a successor or successors who shall hold office for the unexpired term in respect of which said vacancy occurred.

         In the event that only one Director remains, he shall have the power to choose the successors to hold office for the unexpired term.

         Section 3. REMOVAL: Any Director maybe removed by a vote of two-thirds (2/3's) of the Membership.

         Section 4. FIRST BOARD OF DIRECTORS: The Directors named in the Certificate of Incorporation of the corporation shall constitute the first Board of Directors and shall hold office and exercise all powers of the Board of
Directors until the first election, anything herein to the contrary notwithstanding. Any or all of said Directors shall be subject to replacement in the event of resignation or death as above provided.

         Section 5. POWERS: The property and business of the corporation shall be managed by the Board of Directors, which may exercise all corporate powers not specifically prohibited by statute or the certificate of incorporation. The powers of the Board of Directors shall specifically include, but no be limited to, the following:




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         A. To promote  the health,  safety and social  welfare of the owners of property within Lely Resort, a community located near the City of Naples in Collier County, Florida and described on Exhibit A attached hereto and made a part hereof, and hereinafter referred to as "the Properties".

         B. To provide for maintenance service and such other services ("Community Services") the responsibility for which has bee imposed upon and delegated to the Corporation and pursuant to the Declaration of General Covenants, Conditions and Restrictions for Lely Resort.

         C. To carry out the duties and obligations and receive the benefits given the Corporation by the Declaration of General Covenants, Conditions and Restrictions for Lely Resort.

         D. To establish By-Laws and Rules and Regulations for the operation of the Corporation and to provide for the formal administration of the Corporation and the Declaration of General Covenants, Conditions and Restrictions for Lely Resort.

         E. To contract for the management of the Properties and for the furnishing of the Community Services and to delegate to the party with whom such contract has been entered into the powers and duties of the Corporation.

         F. Too acquire, own, operate, lease, sell and trade property, whether real or personal, as may be necessary or convenient in the administration of the Properties.

         G. To levy and collect assessments against Members of the Lely Resort Master Property Owners Association, Inc. in order to pay all expenses of the Corporation as provided in the Declaration of General Covenants, Conditions and Restrictions for Lely Resort.

         H. To manage, maintain, insure, equip, improve, repair, reconstruct, pay taxes and expenses, replace and operate the Properties and provide the Community Services and to contract with others for such Properties.

         I. To grant easements, licenses, rights-of-way, etc., over and across the Properties.

         J. The Corporation shall have all of the common law and statutory powers of a Corporation not-for-profit which are not in conflict with the terms of these Articles, and the Declaration of Restrictions and Protective Covenants for Lely Resort.

         Section 6. COMPENSATION: Neither Directors nor officers shall receive compensation for their services as such.

         Section 7.        MEETINGS:

         A. The annual meeting of each Board newly elected by the Members shall be held immediately upon adjournment of the meeting at which they were elected, provided a quorum shall then be present, or as soon thereafter as may be practical. The annual meeting of the Board of Directors shall be held at the same place as the general member's meeting.

         B. Special meetings shall be held whenever called at the direction of the President or a majority of the Board. The Secretary shall give notice of each meeting personally within 24 hours of the meeting, or by mail or telegram, at least three (3) days before the calling of the meeting. An



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emergency  meeting  may be  designated  as such only by an  affirmative  vote of two-thirds (2/3's) of the Board.

         C. A majority of the Board shall be necessary and sufficient at all meetings to constitute a quorum for the transaction of business, and the act of a majority present at any meeting at which there is a quorum shall be the act of the Board.

         D. The assessments for which provision is herein made shall commence on the first (1st) day of the month or as fixed by the Board of Directors to be the day of commencement. The first (1st) annual assessment for any Member shall be adjusted according to the number of days remaining in the year of assessment. The due date of any assessment shall be determined by the Board and the manner of payment shall likewise be determined by the Board.

         Section 8. ORDER OF BUSINESS: The order of business at all meetings of the Board shall be as follows:

         A.       Roll Call;
         B.       Reading of Minutes of the last Meeting;
         C.       Consideration of Communications;
         D.       Resignations and elections;
         E.       Reports of officers and employees;
         F.       Reports of committees;
         G.       Unfinished business;
         H.       original resolutions and new business;
         I.       Adjournment.

         Section 9. EXECUTIVE OFFICERS: The executive officers of the corporation shall be a President, Vice-President, Treasurer and Secretary, all of whom shall be elected annually by said Board. Any two of said officers may be united in one person except that the President shall not also be the Secretary or an Assistant Secretary of the Corporation. If the Board so determines, there may be more than one Vice-President.

                                   ARTICLE III
                                    OFFICERS

         Section 1. EXECUTIVE OFFICERS: The executive officers of the corporation shall be a President, Vice-President, Treasurer and Secretary, all of whom shall be elected annually by said Board. Any two of said officers may be united in one person except that the President shall not also be the Secretary or an Assistant Secretary of the corporation. If the Board so determines, there may be more than one Vice-President.

         Section 2. SUBORDINATE OFFICERS: The Board of Directors may appoint such other officers and agents as they may deem necessary, who shall hold office during the duties as from time to time may be prescribed by said Board.

         Section 3. TENURE OF OFFICERS: REMOVAL: All officers and agents shall be subject to removal, with or without cause at any time by action of the Board of Directors. The Board may delegate powers of removal of subordinate officers and agents to any officer.




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         Section 4.        PRESIDENT:

         A. The President shall preside at all meetings of the Members and Directors; he shall have general and active management of the business of the corporation; he shall see that all orders and resolutions of the Board are carried into effect; he shall execute bonds, mortgages, and other contracts requiring the seal, under the seal of the corporation; the seal when affixed may be attested by the Secretary.

         B. He shall have general superintendence and direction of all the other officers of the Corporation and shall see that their duties are performed properly.

         C. He shall submit annual fiscal reports of the operations of the Corporation and such period reports as may be, from time to time, called for by the Directors. The annual fiscal report shall likewise be submitted to the Members at the annual meeting. He shall also from time to time report to the Board all matters within his knowledge which he feels should be brought to the attention of the Directors.

         D. He shall be an ex-officio member of all the committees and shall have the general powers and duties of supervision and management usually vested in the office of the president of a Corporation.

         Section 6.        SECRETARY:

         A. The Secretary shall keep the minutes of the meetings of the members of the Board' of Directors;

         B. He shall see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law;

         C. He shall be custodian of the corporate records, except fiscal accounting records, of the seal of the corporation and shall see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these By-Laws;

         D. He shall keep the register of the post office addresses of each Member, which shall be furnished by the Secretary to any Member at the Member's request as long as the Member is in good standing;

         E. In general, he shall perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

         Section 8. VACANCIES: If the office of the President, Vice-President, Secretary, or Treasure, one or more, becomes vacant by reason of death, resignation, disqualification or otherwise, the remaining Directors by a majority vote of the whole Board of Directors provided for in these ByLaws may choose a successor or successors who shall hold office for the unexpired term.

         Section 9. RESIGNATION: Any Director or other officer may resign his office at any time, such resignation to be made in writing, and to take effect from the time of its receipt by the



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corporation,  unless some time be fixed in the  resignation,  and then from that date. The acceptance of a resignation shall be required to make it effective.

                                   ARTICLE IV
                                   MEMBERSHIP

         Section 1. The Members of the Corporation shall be Lely Development Corporation, Triangle Properties S.W., Inc., Associated Real Estate S.W., Inc., Eagle Consolidated, Inc., Flamingo Properties of Naples, Inc. and Resort Development of Collier County, Inc. so long as they own all or any of the land subject to the Declaration of General Covenants, Conditions and Restrictions for Lely Resort Recorded in O.R. Book ______, Page ______ of the Public Records of Collier County, Florida. In addition, the owner of the Hotel site described on Exhibit B to the Declaration of the General Covenants, Conditions and Restrictions for Lely Resort dated March 13, 1990 and recorded March 16, 1990 in O.R. Book 1513, Pages 835-867 of the Public Records of Collier County, Florida shall be Members of the Corporation and all record owners of a dwelling unit and or Plot as defined in the Declaration of General Covenants, Conditions and Restrictions for Lely Resort dated March 13, 1990, Recorded March 16, 1990 in O.R. Book 1513, Page 835-867 of the Public Records of Collier County, Florida. Membership shall be appurtenant to and may not be separated from ownership a dwelling unit and or Plot as defined in the Declaration of General Covenants, Conditions and Restrictions for Lely Resort. Recorded March 16, 1990 in O.R. Book 1513, Page 835-867 of the Public Records of Collier County, Florida.

                                    ARTICLE V
                            MEETING OF THE MEMBERSHIP

         Section 1. PLACE: All meetings of the corporate membership shall be held at the office of the corporation or such other place as may be stated in the notice.

         Section 2.        FIRST AND ANNUAL MEETING:

         A. The annual meeting shall be held on first Monday of March of each year. If the meeting date should fall on a legal holiday, then the meeting shall fall on the next secular day following.

         B. At the annual meetings, except as heretofore set forth as other wise provided in the Articles of Incorporation, a Board of Directors shall be elected, such other business shall be transacted as may properly come before the meeting.

         C. Written notice of the annual meetings shall be served upon or mailed by the Secretary to each member entitled to vote there at, at such address as appears on the books of the corporation at least 14 days prior to the meeting.

         Section 3. MEMBERSHIP LIST: At least 14 days before every election of Directors a complete list of members entitled to vote at said election, arranged numerically by dwelling unit, shall be prepared by the Secretary. Such list shall be produced and kept for said and shall be open to examination by any member in good standing throughout such time.

         Section 4. VOTING MEMBERS: It is estimate at this time that there will be 10,150 dwelling units constructed in Lely, a Resort Community, PUD. Until all the dwelling units and or



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plots as  defined  in the  Declaration  of  General  Covenants,  Conditions  and
Restrictions for Lely Resort have been initially sold, there shall be 10,150 Members in the Master Property Owners Association and each Member, other than Lely Development Corporation and the owner of the hotel shall one (1) vote for each dwelling and or plot owned by it. The Owner of the hotel shall have one vote for each room in the hotel and Lely Development Corporation shall have the remaining votes to reach a total of 10,150. When all the dwelling units and or plots have been initially sold, then the total Membership shall be based on the actual number of dwelling units and or plots in Lely, as Resort Community, PUD, plus the number of hotel rooms in the hotel constructed on the property described on Exhibit B to the Declaration of General Covenants, Conditions and Restrictions for Lely Resort as Recorded in O.R. Book 1513, Page 835 of the Public Records of Collier County, Florida.

         Section 5.        SPECIAL MEETINGS:

         A. Special meetings of the members, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of 100 Members. Such requests shall state the purpose or purposes of the proposed meeting.

         B. Written notice of a special meeting of members stating the time, place and object thereof shall be served upon and mailed to each member entitled to vote thereat, at such address as appears on the books of the corporation, at least 14 days before such meeting.

         C. Business transacted at all special meetings shall be confined to the object stated in the notice thereof.

         Section 6. RIGHT TO VOTE AND PROXIES: At any meeting of the members, every member having the right to vote shall be entitled to vote in a person or by proxy. Such proxies shall only be valid for such meeting or subsequent adjourned meeting thereof, provided, however, that no persons shall be entitled to vote as a proxy for a member who is not himself either a member or the spouse of a Member of the corporation.

         Section 7. QUORUM: A quorum shall be Fifty-One Percent (51%) of the membership, including all of the votes of Lely Development Corporation. Members may be present in person or by proxy. A quorum may transact any business of the Corporation, except as otherwise provided by Florida Statutes. If, however, such a quorum shall not be present or represented at any meeting of the members, the members entitled to vote thereat, present in person or represented by written proxy, shall have power to adjourn the meeting from time to time without notice, other than an announcement at the meeting until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting originally called.

         Section 8. VOTE REQUIRED TO TRANSACT BUSINESS: When a quorum is present at any meeting, the vote of a majority of the voting members present, in person or represented by written proxy, shall decide any question brought before the meeting unless the question is one upon which by express provisions of the Statutes or the Certificate of Incorporation or of these By-Laws a different vote is required, in which case such expressed provisions shall govern and control the decision of such question.



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         Section  9.  WAIVER  AND  CONSENT:  Whenever  the vote of  members at a meeting is required or permitted by any provisions of the Statutes or of the Certificate of Incorporation, or these By-Laws, to be taken in connection with any action of the corporation, the meeting and vote of members may be dispensed with if all members who would have been entitled to vote if such meeting were held, shall consent in writing to such action being taken.

                                   ARTICLE VI
                                     NOTICES

         Section 1. SERVICE OF NOTICE OF WAIVER: Whenever any notice is required to be given under the provisions of Florida Statute, the Certificate of Incorporation or these By-Laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed the equivalent thereof.

                                   ARTICLE VII
                                    FINANCES

         Section 1. FISCAL YEAR: The fiscal year shall begin on the first day of January.

         Section 2. CHECKS: All checks or demands for money and notes of the corporation shall be signed by the President or Treasurer or by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                  ARTICLE VIII
                                      SEAL

         The seal of the corporation shall have inscribed thereon the name of the corporation, the year of its organization and the words, "non-profit". Said seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced or otherwise.

                                   ARTICLE IX
                                     DEFAULT

         If the assessments are not paid on the date when date then such assessments shall become delinquent and shall bear interest thereon at three (3%) percent over the Prime of Chase Manhattan Bank, adjusted monthly, until the assessment is paid and shall also include all costs of collection, including a reasonable attorneys' fee, and should legal proceedings be required to enforce collection of payment-of an assessment the same may be foreclosed as a lien against the dwelling units against which the assessment was made in the same manner provided for enforcement which the assessment was made in the same manner provided for enforcement of claims of mechanics, lien under the laws of the State of Florida.

         In addition the Board of Directors shall have the right to suspend a Member's right to vote and a Member's right to use Foundation Common Area for any period during which any assessment remains unpaid, and for a reasonable period during or after any infraction of the Corporation's rules and regulations governing the Corporation's Common Area. The annual and special assessments, together with interest thereon and costs of collection shall be a charge on each Member and shall be a continuing lien upon the Member's lot an/or dwelling unit against with interest thereon, and costs



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of collection shall be the personal obligation of the person who is the owner of each individual dwelling unit and/or lot or undivided interest therein at the time of assessment.

         In the event of violation of the provisions of the Declaration and General Protective Covenants for Lely Resort dated March 13, 1990. Recorded March 16, 1990 in O.R. Book 1513, Page 835, as may be amended from time to time, or in the event of violation of the Articles of Incorporation or By-Laws which may be amended from time to time, the Board may bring appropriate action to enjoin such action or may enforce the Provisions of such documents or may sue for damages or take such other course of action as they deem appropriate. In case of such legal action the prevailing party shall be entitled to reasonable attorneys fees, including attorney fees on appeal and court costs.

                                    ARTICLE X
                                   AMENDMENTS

         From and after the enactment and approval of these By-Laws, amendments may be adopted by two thirds (2/3's) vote of the Board at any annual or special meeting called for that purpose, provided, however, that no amendment shall become affective without the prior written consent of Lely Development Corporation for as long as it is a member of the Corporation.

                                   ARTICLE XI
                              AMENDMENT OF ARTICLES

         Amendments to the Articles of Incorporation shall be purposed by the Board of Directors and adopted by three-quarter (3/4) votes of the membership at any annual or special meeting called for that purpose; provided, that full text of any proposed amendment shall be included in the Notice of such a meeting.

                                   ARTICLE XII
                                  CONSTRUCTION

         Whenever the masculine singular form of the pronoun is used in these By-Laws, it shall be construed to mean the masculine, feminine or neuter; singular or plural, whenever the context so requires.

                                  ARTICLE XIII
                                   ASSESSMENTS

                 "Creation of the Lien and Personal Obligation"
                 ----------------------------------------------

         A. Each Owner, by acceptance of a deed for a Plot, whether or not it shall be so expressed in such deed, shall be covenanting and agreeing to pay to the Master Property Owners Association: (i) an initial capital assessment at the time of closing of the first conveyance of a Plot from LELY DEVELOPMENT CORPORATION to a Member and Owner; (ii) annual assessments; (iii) special assessments for capital improvements.

         B. The Master Property Owners Association shall have the power to make and collect assessments against Members to defray the costs, expenses and maintenance of the Property owned, leased or maintained by the Master Property Owners Association, and to enforce the provisions of



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these Protective Covenants. The Board of Directors of the Master Property Owners
association shall have the authority to consider current maintenance costs and needs of the Master Property Owners Association in order to fix the annual assessments for such costs to be paid by the Members of the Master Property Owners Association.

         C. The initial, annual and special assessments, together with interest and costs of collection, including reasonable attorneys' fees, which include those resulting from any appellate proceedings, shall be a continuing lien upon the Plot against which such assessment is made.

         D. Each such assessment, together with interest and costs of collection, including reasonable attorneys, fees, which includes those resulting from appellate proceedings, shall also be the personal obligation of the person who was the owner of the Plot at the time such assessment fell due and unpaid assessments shall also be the personal obligation of each person who became an Owner of the Plot. Each Owner, by acceptance of any deed for a Plot, is personally covenanting and agreeing to pay any such obligation falling due prior to or during the time of his ownership and such personal obligation shall survive any conveyance.

         E. In the event that a Plot has been submitted to a plan of condominium ownership or to any association, or to another such entity, then the Neighborhood Association thereof shall have the duty and responsibility for collecting and timely remitting to the Master Property Owners Association any and all Master Property Owners Association assessments and other charges; provide, however, that the Master Property Owners Association may, in its sole discretion, elect to collect due and unpaid Master Property Association assessments and other charges which are due and payable.

         F. The purpose, amount, rate, exemption from and nonpayment of initial, annual and special assessments, and the establishment of annual budgets shall be as set forth in the Master Property Owners Association's By-Laws.

         G. A Plot shall not be subject to assessment so long as it is Master Property Owners Association Common Area, or it is Neighborhood Common Area, or it is owned by a governmental agency and used solely for a public purpose.

         H. "Dues" Each Member shall pay such dues as the Members shall determine at their annual meeting.

         Dues shall be a continuing lien upon the Plot of any Owner and the dues shall be the personal obligation of the person who was the Owner of the Plot at the time the person became an Owner and any due and unpaid dues shall also be the personal obligation of each person who becomes an Owner of the Plot. Each Owner, by acceptance of a Deed for a Plot, is personally covenanting and agreeing to pay annual dues which fall due prior to or during the term of his ownership and such personal obligation shall survive any conveyance of any Plot.

                                   ARTICLE XIV
                   TRANSACTIONS IN WHICH DIRECTORS OR OFFICERS
                                 ARE INTERESTED

         In the absence of fraud, no contract or other transaction between the Corporation and any other person, firm, association, corporation or partnership shall be affected or invalidated by the fact



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that any  Director or Officer of the  Corporation  is  pecuniarily  or otherwise interested in such contract or other transactions, or in any way connected with any person, firm, association, corporation or partnership which is pecuniarily or otherwise interested therein. Any Director may vote and be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation for the purpose of authorizing such contract or transaction with like force and effect as if he were not so interested, or were not a
Director,   Member  of  Officer  of  such  firm,  association,   corporation  or
partnership.

                                   ARTICLE XV
                                 INDEMNIFICATION

         Every Director and every officer of the Corporation shall be indemnified by the Corporation against all expenses and liabilities, including counsel fees reasonably incurred by or imposed upon the Director or Officer in connection with any proceeding or any settlement thereof to which the Director or Officer may be a party, or in which the Director or officer may become involved by reason of the Director or officer being or having been a Director or Officer of the Corporation, whether or not a Director or Officer at the time such expenses are incurred, except in such cases wherein the Director or Officer is adjudged guilty of willful misfeasance or malfeasance in the performance of the Director's or officer's duty; provided that in the event of a settlement, the indemnification herein shall apply only when the Board of Directors approves such settlement and reimbursement as being for the best interest of the Corporation. The foregoing right of indemnification shall be in addition to and not exclusive of all rights to which such Director or Officer may be entitled.




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